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                                           DEBTOR IN POSSESSION OPERATING REPORT
   SCOOP, INC., a Delaware corporation
                                           Report Number:  14        Page 1 of 3
                          Debtor.          For the period FROM:  9-1-99
                                                            TO:  9-30-99
   Chapter 11 Case No.:  SA 98-20799RA

   1.   Profit and Loss Statement (Accrual Basis Only)
        A.  Related to Business Operations:
            Gross Sales                                                                 0.00
            Less: Sales Returns and Discounts
                 Net Sales                                                                            0.00
            Less: Cost of Goods Sold:                                                    N/A
            Beginning Inventory at Cost  NO INVENTORY                                    N/A
            Add:  Purchases                                                              N/A
            Less: Ending Inventory at Cost                                               N/A
                 Cost of Goods Sold
                     Gross Profit
                     Other Operating Revenues (Specify)
            Less: Operating Expenses:
            Officer Compensation                                                        0.00
            Salaries and Wages - Other Employees (commissions)                          0.00
                 Total Salaries and Wages
                 Employee Benefits and Pensions                                                       0.00
            Payroll Taxes
            Real Estate Taxes
            Federal and State Income Taxes
                 Total Taxes
            Rent and Lease Exp. (Real Property and Personal Property)
            Interest Expense (Mortgage, Loan, etc.)
            Insurance
            Automobile Expense
            Utilities (Gas, Electricity, Water, Telephone, etc.)
            Depreciation and Amortization
            Repairs and Maintenance
            Advertising
            Supplies, Office Expenses, Photocopies, etc.                              141.55
            Bad Debts
            Miscellaneous Operating Expenses (credit card discounts)                    5.00
                 Total Operating Expenses                                                           146.55
                     Net Gain/Loss from Business Operations                                                        (146.55)
        B.  Not Related to Business Operations:
            Income:
                 Interest Income                                                                  3,077.33
                 Other Non-Operating Revenues (Specify)
                 Gross Proceeds on Sale of Assets
                 Less: Original Cost of Assets plus Expenses of Sale
                     Net Gain/Loss of Sale of Assets
                 Total Non-Operating Income                                                                       3,077.33
            Expenses Not Related to Business Operations:
                 Legal and Professional Fees (Lobel, Opera & Friedman)             19,685.72
                 Other Non-Operating Expenses (Bleimiester/Allan),
     Bankruptcy Admin. Fees                                                         3,873.91
                 Total Non-Operating Expenses                                                                    23,559.63
   NET INCOME/LOSS FOR PERIOD                                                                                   (20,628.86)
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2. Aging of  Accounts  Payable and  Accounts  Receivable  (exclude  pre-petition accounts payable):

                                      Accounts Payable     Accounts Receivable

        Current      Under 30 Days      22,500.00
        Overdue      31 - 60 Days
        Overdue      61 - 90 Days          840.00
        Overdue      91 - 120 Days         140.00
        Overdue      Over 121 Days       5,322.00                10,855.00
        TOTAL                           28,802.00                10,855.00


3. State of Status of Payments to Secured Creditors and Lessors:
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                                                                                       Post-Petition
                                                                                    Payments Not Made*
                                      Frequency
                                   of Payments Per       Amount          Next
               Creditor/           Contract/Lease       of Each        Payment
                 Lessor           (i.e. mo., qtr.)      Payment          Due        Number      Amount

        ------------------------- ------------------ --------------- ------------- ---------- -----------

        ------------------------- ------------------ --------------- ------------- ---------- -----------

        ------------------------- ------------------ --------------- ------------- ---------- -----------

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        *  Explanation for Non Payment:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

4.    Tax Liability:

                  Gross Payroll Expense for Period:               $0.00

                  Gross Sales for Period Subject to Sales Tax     $0.00

                                                                   Post-Petition
                                                                     taxes Still
                                  Date Paid       Amount Paid*       Owing
   Federal Payroll and
   Withholding Taxes
   State Payroll and Withholding
   Taxes
   State Sales and Use Taxes                                          2034.37
   Real Property Taxes


            *  Attach photocopies of depository receipts from taxing authorities or  financial  institutions  to  verify  that  such  deposits  or payments have been made.
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5.    Insurance Coverage                Carrier/        Amount           Policy           Premium
                                        Agent           of               Expiration       Paid Through
                                        Name            Coverage         Date             Date

      Worker's Compensation
      Liability
      Fire and Extended Coverage
      Property
      Theft
      Life (Beneficiary:
      __________________)
      Vehicle
      Other (Specify):
      ___________________
        Director and Officer Insurance
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6.      Questions:

        A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

               [_]  Yes             Explain: -----------------------------------

               [X]  No

        B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

               [_]  Yes             Explain: -----------------------------------

               [X]  No

 7.     Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                       State Type of               Total Post-
                                         Professional            Petition Amount
     Name of Professional         (Attorney/Accountant/etc.)          Unpaid

    Lobel, Opera & Friedman                Attorney                 276,472.16


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


 9.     Quarterly Fees:  (This Fee  must  be  paid  to the United States Trustee every calendar quarter)
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          Quarterly        Total                                                             Quarterly
           Period      Disbursements   Quarterly       Date         Amount        Check      Fee Still
           Ending       For Quarter       Fee          Paid          Paid          No.         Owing

         9/30/98          321,808      3,750.00    11/4/98         3,750.00       1144      0
        12/31/98          417,763      3,750.00    1/22/99         3,750.00       1178      0
         3/31/99           20,222        500.00     5/4/99           500.00       1201      0
         6/30/99           81,364        750.00    7/30/99           750.00       1222      0
         9/30/99

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 I, (Name/Title:  Kristy Allan, Chief Accounting Officer), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

 Dated:  Nov. 1, 1999                            /s/    Kristy Allan
                                                 -------------------------------
                                                 Debtor in Possession or Trustee